September 1, 2021Q2 2022 Results Exhibit 99.2

• Q2 2022 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A Participants Agenda 2 Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending October 30, 2021 found within this presentation. These statements are subject to change. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on September 1, 2021 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Important Information 3

4Q2 2022 Overview Contract Revenues Q2 2022 contract revenues of $787.6 million decreased 4.4% Operating Performance Non-GAAP Adjusted EBITDA for Q2 2022 of $73.8 million, or 9.4% of contract revenues, compared to $102.7 million, or 12.5% of contract revenues, for Q2 2021 Non-GAAP Adjusted Diluted Earnings per Common Share of $0.60 for Q2 2022, compared to $1.18 for Q2 2021 Liquidity Solid liquidity of $299.1 million at Q2 2022 Share Repurchases Repurchased 631,638 common shares for $50.0 million at average price of $79.16 during Q2 2022 Subsequent to Q2 2022, we received a two-year award for fiber construction in a number of states valued at approximately $400 to $500 million Contract Revenues Non-GAAP Adjusted Diluted EPS

5Industry Update Major industry participants constructing or upgrading significant wireline networks across broad sections of the country generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies 6 of our top 10 customers have announced substantial new plans for deployments of FTTH totaling over 40 million passings; one key customer recently announced plans for a strategic divestiture whose stated purpose is to increase fiber investment in both the divested and retained service territories Increasing access to high capacity telecommunications continues to be crucial to society, especially in rural America Wide and active participation in the FCC RDOF auction augurs well for dramatically increased rural network investment; an increasing number of states are commencing initiatives that will provide funding for telecommunications networks separate from the FCC RDOF program Industry effort to deploy high capacity fiber networks continues to meaningfully broaden our industry’s set of opportunities Fiber network deployment opportunities are increasing Our scale and financial strength position us well to deliver valuable services to our customers We are currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in numerous geographic areas to multiple customers, including customers who have initiated broad fiber deployments as well as customers who have resumed broad deployments Fiber network deployment opportunities are increasing in rural America as new industry participants respond to emerging societal incentives We continue to provide integrated planning, engineering and design, procurement and construction and maintenance services to several industry participants Macro-economic effects and potential supply constraints may influence the near-term execution of some customer plans Broad increases in demand for fiber optic cable and related equipment may impact delivery lead times in the short to intermediate term The market for labor continues to tighten in regions around the country; furthermore, the automotive supply chain is currently challenged, particularly for the large truck chassis required for specialty equipment

Contract Revenues 6 Q2 2022 Organic Growth (Decline): (4.4)% (18.0)% 39.9% Total Customers Top 5 Customers2 All Other Customers 31.9% 161.4% AT&T Frontier Top 5 customers represented 65.7% and 76.6% of contract revenues in Q2 2022 and Q2 2021, respectively2 Fiber construction revenue from electric utilities increased organically 92.1% year-over-year and was $51.6 million, or 6.6% of contract revenues, in Q2 2022 Q2 2022 % of contract revenues from customers #6 through #10: 3.4% 3.2% 2.2% 1.9% 1.7% Windstream Customer #7 Charter Ziply Fiber Dominion Energy

7Backlog, Awards and Employees Customer Description of Services Area Term Windstream Construction & Maintenance KY 3 years AT&T Construction & Maintenance WI, OH 1 year Comcast Fulfillment WA, IL, MI, MA, NJ, PA 1 year Lumen Engineering WA, OR, ID, MT, WY, UT, AZ, CO, NJ, VA, NC 2 years DISH Network Wireless NC, SC 3 years Various Electric Utilities Fiber Construction MO, TN, MS, GA 1 year Various Rural Fiber Deployments WI, IN, TN, SC, GA 1 year Selected Q2 2022 Awards and Extensions:

Financial Highlights 8 As % of Contract Revenues Contact revenues of $787.6 million in Q2 2022 decreased 4.4% compared to Q2 2021 Non-GAAP Adjusted EBITDA of $73.8 million, or 9.4% of contract revenues, for Q2 2022 Non-GAAP Adjusted Diluted Earnings per Common Share of $0.60 for Q2 2022

9Debt and Liquidity Overview Solid liquidity of $299.1 million at Q2 2022 Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility

10Cash Flow Overview Solid operating cash flows Capital expenditures, net of disposals, for fiscal 2022 expected to range from $105 million to $125 million Repurchased 631,638 common shares for $50.0 million, at an average price of $79.16 per share during Q2 2022 Total DSOs of 125 days at Q2 2022 improved sequentially from 128 days at Q1 2022 4 Qtrs Ended Q2 2022 Operating Cash Flow 4 Qtrs Ended Jan 20187

Contract revenues In-line as compared to Q3 2021 Non-GAAP Adjusted EBITDA % of contract revenues Decreases as compared to Q3 2021 Year-over-year gross margin decline of approximately 125 bps and G&A increase of approximately 50 bps Interest expense $8.8 million Non-GAAP Adjusted Interest Expense Interest on the 2029 Notes, Term Loan, 2021 Convertible Notes coupon, letters of credit, bank fees for revolving credit facility capacity, amortization of debt issuance costs and other interest $0.3 million Non-Cash amortization of debt discount on 2021 Convertible Notes $9.1 million Total Interest Expense Non-GAAP Adjusted Effective Income Tax Rate (as a % of Non-GAAP Adjusted Income before Taxes) Approximately 27.0% Diluted shares 30.6 million 11Outlook for Quarter Ending October 30, 2021 (Q3 2022) Supplemental Q3 2022 Outlook Information: Q3 2022 Outlook:

12Closing Remarks Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities Telephone companies are deploying FTTH to enable 1 gigabit high speed connections and, increasingly, rural electric utilities are doing the same Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream Wireless construction activity in support of newly available spectrum bands is beginning and expected to increase next year Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We maintain significant customer presence throughout our markets and are encouraged with the emerging breadth in our business A growing number of our customers are committed to multi-year capital spending initiatives

Notes 13 1) Organic growth (decline) % adjusted for revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2) Top 5 customers included AT&T, Comcast, Lumen, Verizon, and Frontier for Q2 2022, compared to Verizon, Lumen, AT&T, Comcast, and Windstream for Q2 2021. 3) The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 4) As of both Q1 2022 and Q2 2022, the Company had $46.3 million of standby letters of credit outstanding under the Senior Credit Facility. 5) Liquidity represents the sum of the Company’s availability on its revolving facility as defined by the Company’s Senior Credit Facility and available cash and equivalents. 6) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 7) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the Four Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018, and Q2 2018 for comparative purposes to other twelve month periods presented.